UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2001 (October 22, 2001)

TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware	000-30533	75-2671109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)

75201
(Zip Code)

214-932-6600
(Registrant’s telephone number,
including area code)

N/A
(Former address of principal executive officers)

Item 5. Other Events.

        On October 22, 2001, Texas Capital Bancshares, Inc. (the “Company”) published certain information regarding September 30, 2001 financial information and the ongoing development of the Company’s business. The presentation is attached hereto as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

        The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

99.1 Texas Capital Bancshares, Inc. Overview

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 5, 2001

TEXAS CAPITAL BANCSHARES, INC.

By: /s/ Gregory B. Hultgren Gregory B. Hultgren Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Texas Capital Bancshares, Inc. Overview

4